Exhibit 10.5

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONOCOPHILLIPS COMPANY

COMMERCIAL OPERATIONS & STRATEGY

P.O. BOX 2197

HOUSTON, TEXAS 77252

281-293-4000

CRUDE OIL OUTRIGHT PURCHASE AGREEMENT

AGREEMENT DATE: NOVEMBER 1, 2007

BREITBURN ENERGY COMPANY LP DEPT: CRUDE OIL SUPPLY AND TRADING 515 SOUTH FLOWER STREET SUITE 4800 LOS ANGELES, CALIFORNIA 90071	CONOCOPHILLIPS NEGOTIATOR: Jim Gravatt BUSINESS PHONE NUMBER: 661-587-2945 CONOCOPHILLIPS SCHEDULER(S): Kasey Einertson 281-293-6765

ATTN: Randy Breitenbach PHONE: 213-225-5900 Fax: 213-225-5916

CONOCOPHILLIPS CONTRACT NO. 63515

BREITBURN ENERGY LP CONTRACT NO.

AMENDMENT NO. 5

Please refer to the above referenced contract and amendments thereto, if any. This confirms the understanding between Randy Breitenbach of BREITBURN ENERGY LP and Jim Gravatt of CONOCOPHILLIPS, that by mutual consent between the parties said contract shall be amended as follows:

ITEMS AMENDED:

Amend price effective 5/1/210 due to price renegotiation. D. Ruiz

SPECIAL PROVISIONS

CONOCOPHILLIPS RECEIVES FROM BREITBURN ENERGY LP

TERM:

Effective May 1,2010 to and continuing from month to month thereafter until the first day of the month following sixty (60) days’ advance written notice of termination or cancellation by either party to the other party.

QUANTITY AND QUALITY:

(1)	A volume of Sawtelle crude oil representing BREITBURN ENERGY LP’s owned and/or controlled interest in production from the leases listed on attached Exhibit A (approximately 500 barrels per day).

(2)	A volume of Beverly Hills crude oil representing BREITBURN ENERGY LP’s owned and/or controlled interest in production from the leases listed on attached Exhibit B (approximately 650 barrels per day).

DELIVERY:

Into Third Party Pipeline facilities at the lease.

PRICE:

[*];

;

Less [*] market differential.

SPECIAL PROVISIONS (Other):

IMBALANCE:

BREITBURN ENERGY LP warrants that the barrels sold herein are an outright purchase by CONOCOPHILLIPS. CONOCOPHILLIPS is under no obligation, express or implied, to exchange, sell, or in any way pay back barrels to BREITBURN ENERGY LP as a condition of this purchase.

GENERAL TERMS AND CONDITIONS:

CONOCOPHILLIPS (formerly CONOCO) General Provisions for Domestic Crude Oil Agreements dated January 1, 1993 shall govern this agreement and are hereby incorporated by reference.

API MEASUREMENT STANDARDS:

All measurement equipment, procedures, calculations, and practices shall conform to the most current API Manual of Petroleum Measurement Standards (MPMS) and the latest revision of the ASTM Standards.

This contract is effective 11-01-07 thru May 1-2008

and to include a 60 day evergreen contract

INVOICES TO:	NOTICES TO:

COMMENTS:

ConocoPhillips Company Attn: Crude Oil Trading Accounting P.O.B. Building - 12th Floor 315 South Johnstone Ave. 1270 Plaza Office Building Bartlesville, Oklahoma 74004 Fax: 918-661-4243	ConocoPhillips Company Attn: Contract Administration Cherokee Building - Third Floor P.O.Box 2197 Houston, Texas 77252 Fax: 918-662-6668

Breitburn Energy Company LP Attn: Randy Breitenbach 515 South Flower Street Suite 4800 Los Angeles, California 90071 Fax: 213-225-5916

Please advise us of any errors in the foregoing as soon as practical. If we do not receive any contrary indication from you before we commence our performance under this agreement, we will assume that this confirmation correctly reflects the parties’ agreement. Please be advised that while we are willing to correct errors in the foregoing, ConocoPhillips Company will not accept any terms in addition to or inconsistent with the foregoing that you may propose in any confirmation or notice with respect to this agreement.

REGARDS,

CONOCOPHILLIPS COMPANY

Jim Gravatt

Trader - West Coast (Manager, Lease Operations)

Commercial Operations & Strategy

Bakersfield, California

Fax: 661-587-2999

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

HLCO NO / LEASE NAME	FACILITY NO / NAME	EFFECTIVE FROM/TO	OPERATOR / STATE / COUNTY	DEC OF INT
0002920100 00050 DOWLEN FEDERAL	2025566 DOWLEN FEDERAL	November 1, 2007	WEST COAST THIRD PARTY OPE CA/Alameda	1.0000000

EXHIBIT B
HLCO NO / LEASE NAME	FACILITY NO / NAME	EFFECTIVE FROM/TO	OPERATOR / STATE / COUNTY	DEC OF INT
0002942600 00050 WEST PICO DRILLSITE	2025791 WEST PICO DRILLSITE	November 1, 2007	WEST COAST THIRD PARTY OPE CA/Alameda	1.0000000

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.